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                                                                    EXHIBIT 21.1
                   SCHEDULE OF SUBSIDIARIES OF W.H. BRADY CO.
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                                                                                                                       PERCENTAGE
                                                                                                                       OF VOTING
                                                                    STATE (COUNTRY)                                    SECURITIES
NAME OF COMPANY                                                     OF INCORPORATION                                   OWNED
---------------                                                     ----------------                                   ----------
W. H. BRADY CO.                                                     WISCONSIN                                          PARENT

BRADY FINANCIAL CO.                                                 DELAWARE                                           100%
TRICOR DIRECT INC.-                                                 DELAWARE                                           100%
  DOING BUSINESS AS
         SETON
         SETON NAME PLATE COMPANY
         D&G SIGN AND LABEL CO.
         THE HIROL COMPANY
WORLDMARK OF WISCONSIN INC.                                         DELAWARE                                           100%
VARITRONIC SYSTEMS, INC.                                            MINNESOTA                                          100%
BRADY INVESTMENT CO.                                                NEVADA                                             100%
BRADY INTERNATIONAL SALES, INC.                                     U.S. VIRGIN ISLANDS                                100%
BRADY INTERNATIONAL CO.                                             WISCONSIN                                          100%
BRADY MEDICAL PRODUCTS CO.                                          WISCONSIN                                          100%
BRADY PRECISION TAPE CO.                                            WISCONSIN                                          100%
BRADY SERVICE CO.                                                   WISCONSIN                                          100%
BRADY USA, INC.                                                     WISCONSIN                                          100%

W.H. BRADY, PTY. LTD.                                               AUSTRALIA                                          100%
SETON AUSTRALIA PTY. LTD.                                           AUSTRALIA                                          100%
W.H. BRADY, N.V.                                                    BELGIUM                                            100%
W.H.B. DO BRASIL LTDA.                                              BRAZIL                                             100%
W.H. BRADY IDENTIFICATION SOLUTIONS, INC.                           CANADA                                             100%
1167232 ONTARIO, INC.                                               CANADA                                             100%
W.H. BRADY, LTD.                                                    ENGLAND                                            100%
SETON, LTD.                                                         ENGLAND                                            100%
TECH PRESS II LTD.                                                  ENGLAND                                            100%
W.H. BRADY, S.A.R.L.                                                FRANCE                                             100%
SETON S.A.                                                          FRANCE                                             100%
W.H. BRADY, GMBH                                                    GERMANY                                            100%
SETON, GMBH                                                         GERMANY                                            100%
SETON ITALIA SRL                                                    ITALY                                              100%
NIPPON BRADY K.K.                                                   JAPAN                                              100%
W. H. BRADY KOREA CO., LTD.                                         KOREA                                               70%
HIROL UK LTD.                                                       SCOTLAND                                           100%
W. H. BRADY ASIA-PACIFIC PTE. LTD.                                  SINGAPORE                                          100%
W.H. BRADY, PTE. LTD.                                               SINGAPORE                                          100%
BRADY AB                                                            SWEDEN                                             100%
NYBYGGAREN 29:782 AB                                                SWEDEN                                             100%

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